SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 12, 2009
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release
EX-10.7.13:	Employment Agreement among NewAlliance Bank, NewAlliance Bancshares, Inc. and Glenn I. MacInnes dated as of October 12, 2009

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2009, NewAlliance Bancshares, Inc. (the “Company”) and the Company’s banking subsidiary, NewAlliance Bank (the “Bank”), entered into an employment agreement (the “Agreement”) with Glenn I. MacInnes, age 48, pursuant to which Mr. MacInnes will become Executive Vice President and Chief Financial Officer of the Company and the Bank, no later than November 2, 2009.  Mr. MacInnes replaces Interim Chief Financial Officer, Donald T. Chaffee, who will return exclusively to his role as Executive Vice President and Chief Credit Officer.

The Agreement provides for a 3 year employment term subject to annual extensions.  Under the Agreement, Mr. MacInnes will receive an annual base salary, signing and retention bonuses, and will eligible to participate in the cash incentive plans and stock benefit plans and to receive fringe benefits generally available to the Bank’s executive officers.  The Company has made stock option and restricted share grants effective on the Monday following the first quarterly earnings release after Mr. MacInnes’s employment with the Company begins.  The Agreement also provides for severance benefits in the event of certain termination events and a change of control. Benefits under a change of control are capped at the golden parachute level under Internal Revenue Code Section 280G.   The Agreement additionally contains non-solicitation, non-competition and non-disclosure provisions.

Mr. MacInnes does not have any family relationships with any director or executive officer of the Bank or the Company.  Mr. MacInnes also does not have any transactions with related persons for purposes of Item 404(a) of Regulation S-K.

The preceding description of the Agreement is a summary of the material terms of the Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is being filed as Exhibit 10.7.13 of this current report on Form 8-K and is incorporated herein by reference.

On October 14, 2009, the Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release
10.7.13:	Employment Agreement among NewAlliance Bank, NewAlliance Bancshares, Inc. and Glenn I. MacInnes dated as of October 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Don T. Chaffee
Don T. Chaffee
Executive Vice President and
Interim Chief Financial Officer

Date: October 14, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release
10.7.13:	Employment Agreement among NewAlliance Bank, NewAlliance Bancshares, Inc. and Glenn I. MacInnes dated as of October 12, 2009